UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2008

AmCOMP Incorporated
(Exact name of registrant as specified in its charter)

Delaware	000-51767	65-0636842
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 U.S. Highway One, North Palm Beach, Florida		33408
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (561) 840-7171

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by AmCOMP Incorporated on August 29, 2008 regarding the execution of a Consent Order, which provided the terms and conditions of a settlement with the Florida Office of Insurance Regulation. This Amendment to Current Report on Form 8-K/A has been filed for the purpose of amending Item 9.01 (d) to include Exhibit 10.1, which was not available at the time of the initial filing.

Item 9.01.     Financial Statements and Exhibits.

(d)         Exhibits

Exhibit Number                                           Description

2.1
Amendment No. 2, dated August 29, 2008, to the Agreement and Plan of Merger, dated as of January 10, 2008, as amended on April 28, 2008, by and among AmCOMP Incorporated, Employers Holdings, Inc. and Sapphire Acquisition Corp. (Previously filed)

*10.1	Consent Order, dated August 29, 2008, by and among AmCOMP Assurance Corporation, AmCOMP Preferred Insurance Company and the Florida Office of Insurance Regulation.

99.1	Press Release issued August 29, 2008. (Previously filed)

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmCOMP INCORPORATED

Dated: September 3, 2008	By:	/s/ Fred R. Lowe
Name: Fred R. Lowe
Title: President and Chief Executive Officer